Exhibit 99.1

CapitalSouth Bancorp Files Registration Statement For Proposed Subscription Rights Offering

BIRMINGHAM, Ala.--(BUSINESS WIRE)--CapitalSouth Bancorp (NASDAQ-GM: CAPB), the bank holding company for CapitalSouth Bank, today announced that it has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission related to (i) an offering to current stockholders of non-transferable subscription rights to purchase shares of CapitalSouth Bancorp common stock and (ii) a concurrent offering of shares of common stock to standby purchasers.

As previously disclosed, CapitalSouth Bancorp has been evaluating alternatives to raise additional capital in order to strengthen its capital position and restore its Total Capital to a "well capitalized" level of greater than 10% of risk-weighted assets. The Company's capital ratios declined as a result of the Monticello acquisition.

Stockholders will have the right to purchase shares of the Company's common stock through the offering in amounts equivalent to their current ownership percentage. Additionally, current stockholders will have the opportunity to subscribe for additional shares not purchased by other stockholders. CapitalSouth expects to complete the rights offering in the third quarter of 2008 and has engaged Keefe, Bruyette & Woods, Inc. as its financial advisor and placement agent.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

You may obtain a written prospectus for the offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to CapitalSouth Bancorp, 2340 Woodcrest Place, Birmingham, Alabama 35209, Attention: Carol Marsh, Chief Financial Officer.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Securities may not be sold nor may offers to buy be accepted prior to the effectiveness of a registration statement nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

CapitalSouth Bancorp is a bank holding company operating 12 full-service banking offices through its bank subsidiary, CapitalSouth Bank, with offices in Birmingham, Huntsville, and Montgomery, Alabama, and Jacksonville, Florida, as well as a mortgage origination office through Mortgage Lion, Inc., a wholesale mortgage origination operation based in Fitzgerald, Georgia. CapitalSouth Bank targets small to medium-sized businesses in the markets it serves. CapitalSouth Bank also operates "Banco Hispano," providing financial services to the growing Latino community. CapitalSouth Bank offers SBA lending services and other loan programs for business owners through its Business Capital Group, which operates through our full-service offices. CapitalSouth Bank also provides Internet banking services at www.capitalsouthbank.com as well as personal investment services.

This press release contains "forward-looking" statements as defined by the Private Securities Litigation Reform Act of 1995, which are based on CapitalSouth's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. CapitalSouth undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new, updated information, future events, or otherwise.

CONTACT:
CapitalSouth Bancorp
W. Dan Puckett, 205-870-1939
Chief Executive Officer
or
Flake Oakley IV, 334-395-7925
President
or
Carol Marsh, 205-870-1939
Chief Financial Officer